STRATUS FUND, INC.



                                     GROWTH

                              GOVERNMENT SECURITIES




                                  ANNUAL REPORT
                                  JUNE 30, 2004

Dear Fellow Shareholders:

The economy has strengthened noticeably over the past twelve months. One year ago we wrote that the economy presented a mixed picture with consumer spending remaining strong but capital spending and manufacturing had not joined in the economic recovery, which began in the fourth quarter of 2001.

At this time I am pleased to report that the industrial side of the economy is showing good progress and fully participating in the growth of the economy. GDP growth of 8.2%, recorded in the third calendar quarter of 2003, is clearly unsustainable. However, a pullback to the 3 1/2 - 4% level is very adequate to support the goal of sustainable growth with low inflation.

It is believed that additional monetary and fiscal stimulation will not be needed in the foreseeable future to keep the economy on a steady basis. Therefore, the Federal Reserve will change their monetary policy from accommodation to neutrality by raising rates on a gradual basis for the remainder of 2004.

In anticipation of the Fed's upcoming tightening cycle, the bond market began a steady sell off at the end of March 2004. The 2-year U.S. Treasury increased in yield to 2.70% from 1.60% and the 5-year U.S. Treasury increased to 3.77% from 2.75% during the second quarter of 2004. Such a dramatic upward move in interest rates caused most sectors of the bond market to perform poorly for the year.

Stratus Government bond fund slightly outperformed its benchmark for the year. Stratus Government realized a return of -.04% (institutional)/ -.26% (retail) for the year, while the benchmark index returned -.14%. Anticipating a turn in the interest rate cycle, we chose to keep the average maturity of Stratus Government slightly shorter than that of the index. The shorter maturity allowed for modest out performance by Stratus Government versus its index.

Given our outlook for interest rates and the economy, we have begun to selectively acquire certain corporate bonds and GinnieMae securities for the fund. Investments in these two sectors will have maturities that approximate that of the benchmark index. It is our expectation that these two sectors, high quality corporate bonds and GinnieMae's, will perform better than U.S. Government bonds, given an improving economy and the Fed's gradualist policy for future increases in the Federal Funds rate.

Regarding the stock market over the past year, returns have been very positive. The favorable economy has created significant growth in corporate profits, which has translated in good earnings reports for the individual companies, whose stocks we hold in the Stratus Growth Fund. The fund now holds approximately 70 stocks presenting stockholders with a well-diversified equity fund.

I am pleased to report that the Stratus Growth portfolio provided a total return of 21.31% (institutional)/ 21.58% (retail) over the past fiscal year ended June 30, 2004. This performance was also very favorable on a relative basis as we finished ahead of our primary benchmark. For the same time period the S&P 500 Index appreciated 19.08% on a total return basis.

Gains of this magnitude are not expected for the current fiscal year. However we are optimistic that positive returns can again be earned. Corporate profits are still expanding. However a number of headwinds are contributing to uncertainties affecting stocks in a negative manner. World political events have not been favorable with the war in Iraq and fears of terrorism at home and abroad keeping stock investors on edge. High gasoline prices and a pause in consumer spending, as well as the uncertainties regarding the November elections have been weighing on stock market confidence. While these concerns have risen lately, it is certainly possible that these headwinds to stock market progress can be resolved favorably as we progress through the current fiscal year.

The strategy employed by the Stratus Growth Portfolio is to invest primarily in growth stocks selling at reasonable prices. The fund emphasizes large capitalization stocks. Quarter-to-quarter earnings for stocks held in the fund are monitored very closely. Risk control is used in the form of varying cash reserves in relation to the assessment of risk versus reward for individual stocks or for the stock market in general.

                GROWTH INSTITUTIONAL PORTFOLIO AND S&P 500 INDEX
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT


[GRAPHIC OMITTED]

AVERAGE ANNUAL RETURN                 END OF PERIOD (6/30/2004) VALUES
---------------------                 ---------------------------------
1 YEAR        21.31%                  GROWTH INSTITUTIONAL   $26,574.67
5 YEARS       -0.93%                  S&P 500                $30,186.76
Life of Fund   9.54%



                    GROWTH RETAIL PORTFOLIO AND S&P 500 INDEX
     COMPARISON OF CHANGE IN VALUE OF $9,550 INVESTMENT (NET OF SALES LOAD)


[GRAPHIC OMITTED]


AVERAGE ANNUAL RETURN                 END OF PERIOD (6/30/2004) VALUES
---------------------                 ----------------------------------
1 YEAR         21.58%                 GROWTH RETAIL         $12,206.34
5 YEARS        -1.19%                 S&P 500               $12,363.45
Life of Fund    3.86%


Results for the Retail Shares reflect payment of a maximum sales charge of 4.5% on the $10,000 investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Growth Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2004. Growth Portfolio Retail Shares for the period January 7, 1998 (inception) through June 30, 2004.

                GOVERNMENT SECURITIES INSTITUTIONAL PORTFOLIO AND
                MERRILL LYNCH U.S. TREASURY INTER-TERM BOND INDEX
               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPHIC OMITTED]

AVERAGE ANNUAL RETURN         END OF PERIOD (6/30/2004) VALUES
---------------------         ------------------------------------------------
1 YEAR       -0.04%            GOVERNMENT SECURITIES INSTITUTIONAL   $16,359.06
5 YEARS       4.77%            MERRILL LYNCH U.S. TREASURY
Life of Fund  4.70%            INTER-TERM BOND                       $17,656.31



                   GOVERNMENT SECURITIES RETAIL PORTFOLIO AND
               MERRILL LYNCH U.S. TREASURY INTER-TERM BOND INDEX
     COMPARISON OF CHANGE IN VALUE OF $9,700 INVESTMENT (NET OF SALES LOAD)


[GRAPHIC OMITTED]

AVERAGE ANNUAL RETURN           END OF PERIOD (6/30/2004) VALUES
---------------------           ----------------------------------------------
1 YEAR         -0.26%            GOVERNMENT SECURITIES RETAIL    $12,753.66
5 YEAR          4.48%            MERRILL LYNCH U.S. TREASURY
Life of Fund    4.33%            INTER-TERM BOND                 $13,666.98


Results for the Retail Shares reflect payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested. Average annual return does not include payment of a sales charge and assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Government Securities Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2004. Government Securities Portfolio Retail Shares for the period January 13, 1998 (inception) through June 30, 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Audit Committee of
Stratus Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Stratus Fund, Inc. including the Growth and Government Securities Portfolios as of June 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Stratus Fund, Inc. as of June 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/  DELOITTE & TOUCHE LLP



Lincoln, Nebraska
August 13, 2004

                                STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 June 30, 2004

                                   GROWTH FUND
                                                    Percent
                                                     of Net                Fair
   Shares           COMMON STOCK - 95.78%            Assets               Value
   ------           ---------------------            ------               -----

              Auto/Truck/Parts                        0.55%
              ----------------
    4,000     Autozone, Inc.*                                          $320,400

              Chemicals                               0.77%
              ---------
   11,000     Dow Chemical Company                                      447,700

              Computer Products                       3.80%
              -----------------
    4,000     Affiliated Computer Services, Inc.*                       211,760
   15,000     Cisco Systems, Inc.*                                      355,500
   26,000     Dell Computers *                                          931,320
   31,000     EMC Corp.*                                                353,400
   14,000     Juniper Networks*                                         343,980
                                                                      ---------
                                                                      2,195,960

              Computer Software                       2.30%
              -----------------
    6,000     Diebold, Inc.                                             317,220
   15,000     First Data Corp.                                          667,800
   12,000     Microsoft Corp.                                           342,720
                                                                      ---------
                                                                      1,327,740

              Diversified Operations                  5.40%
              ----------------------
       20     Berkshire Hathaway, Inc.*                               1,779,000
   16,000     Danaher Corp.                                             829,600
   14,000     Honeywell International, Inc.                             512,820
                                                                      ---------
                                                                      3,121,420

              Electronics                             4.71%
              -----------
    4,000     Analog Devices, Inc.                                      188,320
   12,000     Cubic Corp.                                               251,160
   50,000     Flextronics International Ltd.*                           797,500
   20,000     Intel Corp.                                               552,000
   11,000     QLogic Corp.*                                             292,490
   10,000     Texas Instruments, Inc.                                   241,800
   12,000     Xilinx, Inc.                                              399,720
                                                                      ---------
                                                                      2,722,990

              Financial Services                      8.34%
              ------------------
   32,000     Citigroup, Inc.                                         1,488,000
   35,000     US Bank                                                   964,600
   39,000     MBNA Corp.                                              1,005,810
   14,000     Merrill Lynch & Co., Inc.                                 755,720
   15,000     USA Education, Inc.                                       606,750
                                                                      ---------
                                                                      4,820,880

              Food/Beverage/Tobacco                   3.41%
              ---------------------
   22,500     Applebee's International, Inc.                            517,950
   17,000     Pepsico, Inc.                                             915,960
   15,000     Sysco Corporation                                         538,050
                                                                      ---------
                                                                      1,971,960
                                        6

                                STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 June 30, 2004

                                   GROWTH FUND
                                                    Percent
                                                     of Net                Fair
   Shares           COMMON STOCK CONTINUED           Assets               Value
   ------           ----------------------           ------               -----

              Gas-Distribution                        2.01%
              ----------------
   30,000     Questar Corp.                                          $1,159,200

              Household Products/Wares                4.32%
              ------------------------
   35,000     Black & Decker Corp.                                    2,174,550
   12,000     Leggett & Platt, Inc.                                     320,520
                                                                      ---------
                                                                      2,495,070

              Insurance                               2.47%
              ---------
   20,000     American International Group, Inc.                      1,425,600

              Internet Related                        0.68%
              ----------------
    9,000     Symantec Corp. *                                          394,020

              Machine/Tools                           2.61%
              -------------
   11,000     Caterpillar, Inc.                                         873,840
   15,000     Dover Corp.                                               631,500
                                                                      ---------
                                                                      1,505,340

              Manufacturing                          12.31%
              -------------
   28,000     Avon Products, Inc.                                     1,291,920
   10,000     CLARCOR, Inc.                                             458,000
   34,000     General Electric Co.                                    1,101,600
    8,000     Harley-Davidson, Inc.                                     495,520
   12,000     Illinois Tool Works, Inc.                               1,150,680
   18,000     3M Company                                              1,620,180
   30,000     Tyco International Ltd.                                   994,200
                                                                      ---------
                                                                      7,112,100

              Medical Supplies/Services               9.53%
              -------------------------
   15,000     Biomet, Inc.                                              666,600
   15,000     Quest Diagnostics, Inc                                  1,274,250
   12,000     Genentech, Inc.*                                          674,400
    9,000     Medtronic, Inc.                                           438,480
   22,000     Stryker Corporation                                     1,210,000
   20,000     UnitedHealth Group, Inc.                                1,245,000
                                                                      ---------
                                                                      5,508,730

              Metals/Mining                           2.12%
              -------------
   27,000     Alcoa Inc.                                                891,810
    6,000     Peabody Energy Corp.                                      335,940
                                                                      ---------
                                                                      1,227,750

              Office/Business                         0.89%
              ---------------
    8,000     Avery Dennison Corp.                                      512,080

                                STRATUS FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 June 30, 2004

                                   GROWTH FUND
                                                    Percent
                                                     of Net                Fair
   Shares           COMMON STOCK CONTINUED           Assets               Value
   ------           ----------------------           ------               -----

              Oil Company-Integrated                  6.48%
              ----------------------
   10,000     ConocoPhillips                                           $762,900
    8,000     Halliburton Co.                                           242,080
   29,000     Occidental Petroleum Corp.                              1,403,890
   30,000     Exxon Mobil Corp.                                       1,332,300
                                                                      ---------
                                                                      3,741,170

              Oil Co Exploration & Production         1.43%
              -------------------------------
   19,000     Apache Corporation                                        827,450

              Pharmaceutical/Medical                  2.30%
              ----------------------
    3,000     AmerisourceBergen Corp.                                   179,340
   12,000     Pfizer, Inc.                                              411,360
   11,000     Teva Pharmaceutical Industries Ltd.                       740,190
                                                                      ---------
                                                                      1,330,890

              Precision Instrument                    1.65%
              --------------------
   20,000     Waters Corp.*                                             955,600

              Retail Store                            5.96%
              ------------
    7,000     Bed Bath & Beyond, Inc.*                                  269,150
   22,000     Best Buy Company, Inc.                                  1,116,280
    6,000     Coach, Inc.*                                              271,140
   25,000     CVS Corp.                                               1,050,500
   14,000     Lowe's Companies, Inc.                                    735,700
                                                                      ---------
                                                                      3,442,770

              Schools                                 2.15%
              -------
    9,000     Apollo Group, Inc.                                        794,610
   18,000     Corinthian Colleges, Inc.*                                445,320
                                                                      ---------
                                                                      1,239,930

              Telecommunications                      1.91%
              ------------------
   25,000     Nextel Communications, Inc.*                              666,500
   12,000     Verizon Communications                                    434,280
                                                                      ---------
                                                                      1,100,780

              Telecommunication Equipment             1.39%
              ---------------------------
   11,000     Qualcomm, Inc.                                            802,780

              Transportation                          2.20%
              --------------
    5,000     Expeditors International                                  247,050
    8,000     Fedex Corp.                                               653,520
   22,000     Southwest Airlines, Inc.                                  368,940
                                                                      ---------
                                                                      1,269,510

              Web Portals/ISP                         1.38%
              ---------------
   22,000     Yahoo, Inc. *                                             799,260

                             STRATUS FUND, INC.
                          SCHEDULE OF INVESTMENTS
                              June 30, 2004

                                GROWTH FUND
                                                    Percent
                                                     of Net                Fair
   Shares           COMMON STOCK CONTINUED           Assets               Value
   ------           ----------------------           ------               -----

              Wholesale Special Line                  2.71%
              ----------------------
   30,000     Dentsply, Inc.                                         $1,563,000
                                                                     ----------


              Total investments in
               securities (cost $44,568,194)         95.78%         $55,342,080
              Cash equivalents                        4.91%           2,837,083
              Other assets, less liabilities          (.69%)           (400,307)
                                                    -------         -----------
              NET ASSETS                            100.00%         $57,778,856
                                                    =======         ===========
*Indicates nonincome-producing security

                              STRATUS FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                 June 30, 2004

                        GOVERNMENT SECURITIES PORTFOLIO

                                                            Percent
Principal                                                    of Net       Fair
  Amount           U.S. Government and Agency Securities     Assets      Value
  ------           -------------------------------------     ------      -----

             Government Agency Bonds                         63.71%
             -----------------------
$3,000,000   Federal Farm Credit Bank 3.71% due 9/24/07              $3,004,620
 1,000,000   Federal Farm Credit Bank  2.50%  due  3/15/06              994,844
 1,000,000   Federal Home Loan Bank 3.25% due 8/15/05                 1,009,225
 2,000,000   Federal Home Loan Bank 4.625% due 8/13/04                2,007,384
 3,500,000   Federal Home Loan Bank 5.375% due 5/15/06                3,653,972
 2,000,000   Federal Home Loan Bank 6.21% due 11/04/04                2,032,408
 1,500,000   Federal Home Loan Bank  6.09%  due 6/02/06               1,586,385
 2,000,000   Federal Home Loan Bank  3.625%  due 11/14/08             1,967,674
 3,000,000   Federal Home Loan Bank 4.875% due 5/15/07                3,115,119
 1,000,000   Federal Home Loan Mtg.  2.85%  due 2/23/07                 987,264
 2,000,000   Federal Home Loan Mtg.  4.50% due 8/15/04                2,007,432
 1,000,000   Federal Home Loan Mtg.  5.00% due 5/16/07                1,024,851
 1,000,000   Federal Home Loan Mtg.  5.81% due 4/04/08                1,069,904
 3,000,000   Federal National Mtg. Assn 2.35% due 7/28/06             2,956,497
 1,000,000   Federal National Mtg. Assn. 5.75%  due 6/15/05           1,034,244
 3,000,000   Federal National Mtg. Assn 3.25%  due 11/15/07           2,957,691
 2,000,000   Federal National Mtg. Assn. 6.35%  due 6/10/05           2,080,276
                                                                     ----------
                                                                     33,489,790

             Mortgage Backed Securities                      28.35%
             --------------------------
   791,579   Federal Home Loan Mtg. Pool 6.00%  due 3/1/17              826,242
   978,453   Federal Home Loan Mtg. Pool 5.50%  due 11/01/16          1,003,255
   793,500   Federal Home Loan Mtg. Pool 5.50%  due 9/1/17              813,031
 1,712,828   Federal Home Loan Mtg. Pool 5.00%  due 2/01/18           1,719,306
   989,887   Federal Home Loan Mtg. Pool 5.00%  due 10/01/12          1,008,671
   141,782   Federal National Mtg. Assn. Pool 5.50%  due 3/01/17        145,468
   652,515   Federal National Mtg. Assn. Pool 6.00%  due 6/01/16        680,871
   617,835   Federal National Mtg. Assn. Pool 6.00%  due 12/01/16       644,881
 1,903,554   Government National Mtg. Assn. Pool 4.00%  due 8/20/32   1,864,385
 2,859,377   Government National Mtg. Assn. Pool 5.00%  due 11/15/33  2,779,205
 3,474,460   Government National Mtg. Assn. Pool 4.50% due 5/15/18    3,415,527
                                                                     ----------
                                                                     14,900,842

             Treasury Notes/Bonds                            1.86%
             --------------------
 1,000,000   US Treasury Note  3.125%  due 10/15/08                     979,961


             Corporate Bonds                                 4.72%
             ---------------
 1,500,000   Caterpillar 4.50% due 6/15/09                            1,506,555
 1,000,000   Glaxosmithkline 2.375% due 4/16/07                         973,010
                                                                      ---------
                                                                      2,479,565

             Total investments in
               securities (cost $51,715,157)                98.64%  $51,850,158
             Cash equivalents                                0.77%      403,306
             Other assets, less liabilities                   .59%      313,162
                                                           -------  -----------
             TOTAL NET ASSETS                              100.00%  $52,566,626
                                                           =======  ===========

                               STRATUS FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 2004

                                                                     Government
                                                          Growth     Securities
                                                         Portfolio    Portfolio
                                                        -----------  -----------
Assets:
     Investments in securities at fair value
       (cost $44,568,194 and $51,715,157)              $55,342,080  $51,850,158
     Cash equivalents                                    2,837,083      403,306
     Accrued interest and dividends receivable              43,351      348,418
                                                       -----------  -----------
       Total assets                                    $58,222,514  $52,601,882
                                                       ===========  ===========


Liabilities:
     Accrued expenses, including investment management
       and distribution expense payable to adviser,
       administrator and distributor (note 4)               49,903       35,256
     Payable for securities purchased                      393,752            -
     Commissions payable for fund shares sold                    3            -
                                                       -----------  -----------
       Total liabilities                                   443,658       35,256
                                                       -----------  -----------
Net assets applicable to outstanding capital stock     $57,778,856  $52,566,626
                                                       ===========  ===========


Net assets are represented by:
     Capital stock, authorized 20 million and
       10 million shares; outstanding,
       at $.001 par (note 6)                           $     4,044  $     5,307
     Additional paid-in capital                         55,291,427   52,718,744
     Accumulated undistributed net investment income             -       27,028
     Accumulated net realized loss on investments       (8,290,501)    (319,454)
     Unrealized appreciation (note 5)                   10,773,886      135,001
                                                       -----------  -----------
       Total net assets applicable to
         shares outstanding                            $57,778,856  $52,566,626
                                                       ===========  ===========


Shares outstanding and net asset value per share
     Institutional shares of Capital Stock outstanding 3,984,922 5,301,345 Net Asset Value and offering price
       per share - Institutional shares                     $14.29        $9.90
                                                           =======       ======

     Retail shares of Capital Stock outstanding             59,074        5,906
     Net Asset Value per share - Retail shares              $14.09        $9.90
     Maximum sales charge (note 4)                            0.66         0.31
                                                            ------       ------
     Maximum offering price to public                       $14.75       $10.21
                                                            ======       ======


     See accompanying notes to financial statements

                               STRATUS FUND, INC.
                             STATEMENT OF OPERATIONS
                            Year Ended June 30, 2004



                                                                     Government
                                                          Growth     Securities
Investment income:                                       Portfolio   Portfolio
                                                         ---------   ----------

        Dividends                                         $549,784      $14,236
        Interest                                                 -    2,281,233
                                                         ---------   ----------
          Total investment income                        $549,784    $2,295,469
                                                         =========   ==========


Expenses:
        Investment advisory fees                         $ 401,952   $  279,118
        Administration fees                                134,008      139,559
        Distribution expenses - Retail class                 1,042          319
        Accounting                                          14,786       15,139
        Securities pricing                                   5,213        5,796
        Other operating expenses                            68,177       68,320
                                                         ---------   ----------
          Total expenses                                   625,178      508,251
                                                         ---------   ----------
          Net investment income (loss)                   $ (75,394)  $1,787,218
                                                         =========   ==========


Realized and unrealized gain (loss) on
  investments (note 5):
      Net realized gain (loss)                         $ 3,094,574  $   (50,134)
      Net unrealized appreciation (depreciation)
        Beginning of period                             (3,640,699)  (1,887,000)
        End of period                                   10,773,886      135,001
                                                       -----------  -----------
           Net unrealized appreciation (depreciation)    7,133,187   (1,751,999)
                                                       -----------  -----------
           Net realized and unrealized gain (loss)
             on investments                             10,227,761   (1,802,133)
                                                       -----------  -----------


Net increase (decrease) in net assets resulting
  from operations                                      $10,152,367    $ (14,915)
                                                       ===========    =========


        See accompanying notes to financial statements

                               STRATUS FUND, INC.
           STATEMENT OF CHANGES IN NET ASSETS For the years ended June
                           30, 2004 and June 30, 2003




                                                                                                Government
                                                              Growth Portfolio             Securities Portfolio
                                                        ----------------------------- -----------------------------

                                                          Year Ended    Year Ended       Year Ended     Year Ended
                                                        June 30, 2004  June 30, 2003   June 30, 2004  June 30, 2003
                                                        ------------- --------------- --------------- -------------
Operations:
       Net investment income (loss)                         ($75,394)         $2,460      $1,787,218    $2,131,686
       Net realized gain (loss) on investments             3,094,574      (2,363,565)        (50,134)      (93,418)
       Unrealized appreciation (depreciation)              7,133,187          21,053      (1,751,999)      514,519
                                                         -----------     ------------    ------------   -----------
         Net increase (decrease) in net assets
           resulting from operations                      10,152,367      (2,340,052)        (14,915)    2,552,787

Distributions to shareholders from:
       Net investment income
         Institutional Class                                   2,422               -       1,789,043     2,117,506
         Retail Class                                             38               -           3,705         8,367
                                                         -----------     ------------    ------------   -----------
                                                               2,460               -       1,792,748     2,125,873
       Net realized gains
         Institutional Class                                       -               -               -             -
         Retail Class                                              -               -               -             -
                                                         -----------     ------------    ------------   -----------
                                                                   -               -               -             -
                                                         -----------     ------------    ------------   -----------
       Total distribution                                      2,460               -       1,792,748     2,125,873
                                                         -----------     ------------    ------------   -----------

Capital share transactions (note 6):
       Proceeds from sales                                 7,920,234       8,676,160      17,463,446    29,530,880
       Payment for redemptions                            (8,192,951)    (10,238,940)    (23,549,781)  (17,115,191)
       Reinvestment of net investment income,
         tax return of capital and net realized
         gain distributions at net asset value                 1,829               -       1,215,237     1,490,276
                                                         -----------     ------------    ------------   -----------
           Total increase (decrease) from
             capital share transactions                     (270,888)     (1,562,780)     (4,871,098)   13,905,965
                                                         -----------     ------------    ------------   -----------
           Total increase (decrease) in net assets         9,879,019      (3,902,832)     (6,678,761)   14,332,879

Net Assets:
       Beginning of period                                47,899,837      51,802,669      59,245,387    44,912,508
                                                         -----------     -----------     -----------   ------------
       End of period                                     $57,778,856     $47,899,837     $52,566,626   $59,245,387
                                                        ============     ===========    ============   ============

Undistributed net investment income:                         $     -         $ 2,460        $ 27,028      $ 32,558
                                                            ========        ========       =========     ==========


       See accompanying notes to financial statements

                                          STRATUS FUND, INC.
                                        FINANCIAL HIGHLIGHTS
                        Years Ended June 30, 2004, 2003, 2002, 2001, and 2000



                                          Growth Portfolio - Institutional Class
----------------------------------------------------------------------------------------------------------------


                                                        2004          2003         2002          2001        2000
                                                     -----------   -----------  ----------    ---------   ---------
Net asset value:
       Beginning of period                               $11.78       $12.27       $14.05       $17.99      $19.51
       Income from investment options
         Net investment income                            (0.02)        0.00         0.00         0.01        0.00
         Net realized and unrealized gain (loss)
           on investmenst                                  2.53        (0.49)       (1.77)       (2.20)       1.31
                                                          -----        ------       ------       ------      ------
       Total income (loss) from investment operations      2.51        (0.49)       (1.77)       (2.19)       1.31
                                                          -----        ------       ------       ------      ------

       Less distributions
       Dividends from net investment income                0.00         0.00         0.00        (0.01) (a)   0.00

       Distribution from capital gains                     0.00         0.00         0.00        (1.74)      (2.83)

       Tax return of capital                               0.00         0.00        (0.01)        0.00        0.00
                                                          -----        -----        ------       ------     ------
         Total distributions                               0.00         0.00        (0.01)       (1.75)      (2.83)
                                                          -----        -----        ------       ------     ------

       End of period                                     $14.29       $11.78       $12.27       $14.05      $17.99

Total return:                                             21.31%       (3.99%)     (12.63%)     (12.76%)      7.52%

Ratios/Supplemental data:
       Net assets, end of period                    $56,946,741  $47,152,162  $50,848,523  $59,406,608 $71,607,938
       Ratio of expenses to average net assets             1.17%        1.09%        1.10%        1.10%       1.11%
       Ratio of net income (loss) to
         average net assets                               (0.14%)       0.01%       (0.01%)       0.04%       0.02%
       Portfolio turnover rate                            50.68%      113.06%       92.57%      153.17%     178.43%


       Ratios calculated on average shares outstanding

       (a) Distributions represent less than 1/2 of 1%


       See accompanying notes to financial statements

                                              STRATUS FUND, INC.
                                             FINANCIAL HIGHLIGHTS
                              Years Ended June 30, 2004, 2003, 2002, 2001, and 2000



                                                Growth Portfolio - Retail Class
----------------------------------------------------------------------------------------------------------------------------------


                                                                     2004        2003         2002          2001          2000
                                                                 ----------- ------------ ------------ -------------  ------------
Net asset value:
       Beginning of period                                         $11.59       $12.12       $13.93        $17.93         $19.51
       Income from investment options
         Net investment income                                      (0.03)       (0.03)       (0.04)        (0.04)         (0.05)
         Net realized and unrealized gain (loss) on investments      2.53        (0.50)       (1.76)        (2.20)          1.31
                                                                    -----        ------       ------        ------         ------
       Total income (loss) from investment operations                2.50        (0.53)       (1.80)        (2.24)          1.26
                                                                    -----        ------       ------        ------         ------

       Less distributions
       Dividends from net investment income                          0.00         0.00         0.00          0.00           0.00

       Distribution from capital gains                               0.00         0.00         0.00         (1.76)         (2.84)

       Tax return of capital                                         0.00         0.00        (0.01)         0.00           0.00
                                                                    -----        -----        ------        ------         ------
         Total distributions                                         0.00         0.00        (0.01)        (1.76)         (2.84)
                                                                    -----        -----        ------        ------         ------

       End of period                                               $14.09       $11.59       $12.12        $13.93 (a)     $17.93 (a)

Total return:                                                       21.58%       (4.37%)     (13.02%)      (13.10%)(a)      7.18%(a)

Ratios/Supplemental data:
       Net assets, end of period                                 $832,115     $747,675     $954,146    $1,259,412     $1,817,151
       Ratio of expenses to average net assets                       1.29%        1.39%        1.40%         1.40%          1.41%
       Ratio of net income (loss) to average net assets             (0.27%)      (0.29%)      (0.31%)       (0.26%)        (0.28%)
       Portfolio turnover rate                                      50.68%      113.06%       92.57%       153.17%        178.43%


       Ratios calculated on average shares outstanding

       (a) Excludes maximum sales load of 4.5%
       (b) Distributions represent less than 1/2 of 1%


       See accompanying notes to financial statements

                                                 STRATUS FUND, INC.
                                                FINANCIAL HIGHLIGHTS
                               Years Ended June 30, 2004, 2003, 2002, 2001, and 2000



                                         Government Securities Portfolio - Institutional Class
------------------------------------------------------------------------------------------------------------------------------------


                                                                 2004         2003            2002           2001           2000
                                                            -------------  ------------  --------------  ------------- -------------
Net asset value:
       Beginning of period                                      $10.23       $10.13           $9.95         $9.64           $9.79
       Income from investment options
         Net investment income                                    0.32         0.39            0.47          0.52            0.52
         Net realized and unrealized gain (loss)
           on investments                                        (0.33)        0.10            0.17          0.30           (0.15)
                                                                 ------       -----           -----         -----           ------
       Total income (loss) from investment operations            (0.01)        0.49            0.64          0.82            0.37
                                                                 ------       -----           -----         -----           ------

       Less distributions
       Dividends from net investment income                      (0.32)       (0.39)          (0.46)        (0.51)          (0.52)
                                                                 ------       ------          ------        ------          ------
         Total distributions                                     (0.32)       (0.39)          (0.46)        (0.51)          (0.52)
                                                                 ------       ------          ------        ------          ------

       End of period                                             $9.90       $10.23          $10.13         $9.95           $9.64

Total return:                                                    (0.04%)       4.90%           6.59%         8.74%           3.89%

Ratios/Supplemental data:
       Net assets, end of period                           $52,508,132  $58,985,045     $44,741,225   $36,158,350     $32,659,584
       Ratio of expenses to average net assets                    0.91%        0.83%           0.85%         0.86%           0.85%
       Ratio of net income (loss) to average net assets           3.21%        3.82%           4.64%         5.26%           5.35%
       Portfolio turnover rate                                   38.96%       21.68%          36.61%       109.69%          30.55%


       Ratios calculated on average shares outstanding


       See accompanying notes to financial statements



                                                  STRATUS FUND, INC.
                                                FINANCIAL HIGHLIGHTS
                                  Years Ended June 30, 2004, 2003, 2002, 2001, and 2000



                                                   Government Securities Portfolio - Retail Class
--------------------------------------------------------------------------------------------------------------------------------


                                                               2004           2003         2002          2001            2000
                                                           --------------  ----------- ------------- --------------  -----------
Net asset value:
       Beginning of period                                     $10.23         $10.13        $9.95         $9.64          $9.79
       Income from investment options
         Net investment income                                   0.30           0.36         0.44          0.48           0.49
         Net realized and unrealized gain (loss)
            on investments                                      (0.35)          0.09         0.17          0.31          (0.15)
                                                                ------         -----        ----          ------         ------
       Total income (loss) from investment operations           (0.05)          0.45         0.61          0.79           0.34
                                                                ------         -----        ----          ------         ------

       Less distributions
       Dividends from net investment income                     (0.28)         (0.35)       (0.43)        (0.48)         (0.49)
                                                                ------         ------       ------        ------         ------
         Total distributions                                    (0.28)         (0.35)       (0.43)        (0.48)         (0.49)
                                                                ------         ------       ------        ------         ------

       End of period                                            $9.90  (a)    $10.23       $10.13         $9.95 (a)      $9.64 (a)

Total return:                                                   (0.26%) (a)     4.56%        6.28%         8.45% (a)      3.58% (a)

Ratios/Supplemental data:
       Net assets, end of period                              $58,494       $260,342     $171,283      $155,063       $233,172
       Ratio of expenses to average net assets                   1.15%          1.13%        1.15%         1.16%          1.15%
       Ratio of net income (loss) to average net assets          2.97%          3.52%        4.34%         4.96%          5.05%
       Portfolio turnover rate                                  38.96%         21.68%       36.61%       109.69%         30.55%


       Ratios calculated on average shares outstanding

       (a) Excludes maximum sales load of 4.5%


       See accompanying notes to financial statements

                               STRATUS FUND, INC.
                          Notes to Financial Statements
                                  June 30, 2004

1.   Organization
     ------------
     Stratus Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 2004, the following series are presently authorized and have shares outstanding:

        Growth Portfolio                    Government Securities Portfolio

     Both the Growth Portfolio and the Government Securities Portfolio (collectively the Portfolios) have two classes of shares authorized and outstanding: retail and institutional.

2.   Summary of Significant Accounting Policies
     ------------------------------------------
     The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

     USE OF ESTIMATES: In preparing its Porfolios' financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS
     Investment securities are carried at fair value determined using the following valuation methods:

     o Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price.

     o Securities not listed on an exchange or securities for which the latest quoted sales price is not readily available and securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

     o Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

                               STRATUS FUND, INC.
                          Notes to Financial Statements

2.   Summary of Significant Accounting Policies (Continued)
     ------------------------------------------------------
     All securities are valued at the close of each business day.

     The Growth Portfolio is authorized to purchase exchange-traded put and call options. At June 30, 2004, the Growth Portfolio had no such exchange traded options nor were any purchased during the six months then ended.

     The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale). When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer. The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities. A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME
     Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of premium and accretion of discount is accrued daily using the constant yield method. Realized investment gains and losses are determined by specifically identifying the issue sold.

     EXPENSES
     With the exception of class specific expenses, each Portfolio allocates expenses as well as revenue and gains and losses to its classes based on relative net assets to total Portfolio net assets. Class specific expenses are borne solely by that class.

     FEDERAL INCOME TAXES
     It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute substantially all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law. Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a

                               STRATUS FUND, INC.
                          Notes to Financial Statements

2.   Summary of Significant Accounting Policies (Continued)
     ------------------------------------------------------
     calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized capital loss carry forwards have been offset or expired.

     DISTRIBUTION TO SHAREHOLDERS
     Dividends to shareholders are recorded on the ex-dividend date. In accordance with resolutions enacted by the Board of Directors, the Government Securities Portfolio declares dividends monthly and the Growth Portfolio declares dividends semi-annually. The dividends declared become payable immediately. Net realized gains, if any, are distributed annually.

     CASH EQUIVALENTS
     Cash equivalents consist of money market funds which declare dividends daily. As of June 30, 2004 the average yield on such funds was approximately 0.90%.

3.   Federal Income Tax Information
     ------------------------------
     Distributions paid during the years ended June 30, 2004 and 2003, totaled $2,460 and $0 for the Growth Portfolio, respectively, and $1,792,748 and $2,125,873 for the Government Securities Portfolio, respectively, and were all characterized as ordinary income for tax purposes.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

     As of June 30, 2004 the components of the tax basis cost of investments and net unrealized appreciation for the Growth Portfolio and Government Securities Portfolio were as follows:

                                            Growth        Government Securities
                                            ------        ---------------------
     Federal tax cost of investments      $44,568,194         $51,715,157
                                          ===========         ============


     Unrealized appreciation              $11,845,926           $ 539,091
     Unrealized depreciation               (1,072,040)           (404,090)
                                         -------------        ------------
     Net unrealized appreciation          $10,773,886            $135,001
                                         =============        ============

                               STRATUS FUND, INC.
                          Notes to Financial Statements

3.   Federal Income Tax Information (continued)
     ------------------------------------------
     As of June 30, 2004, the components of distributable earnings on a tax basis were as follows:
                                            Growth        Government Securities
                                            ------        ---------------------
     Net unrealized appreciation           $10,773,886          $135,001
                                           ===========          ========
     Undistributed ordinary income         $     -              $ 27,028
                                          ============         =========
     Accumulated capital losses            $(8,290,501)        $(303,387)
                                          ============         =========


     The difference between accumulated net realized capital losses and accumulated capital losses for tax purposes for the Government Securities Portfolio is attributable to the deferral of capital losses occurring subsequent to October 31, 2003 of $16,067 for tax purposes. For tax purposes, such losses will be realized in the year ending June 30, 2005. The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The Growth Portfolio had unused capital loss carryforwards of $8,290,501, available for federal income tax purposes at June 30, 2004, which expire as follows: $3,527,864 in 2010 and $4,762,637 in 2011. The Government Securities Portfolio had unused capital loss carryforwards of $303,387, available for federal income tax purposes, at June 30, 2004, which expire as follows: $128,938 in 2005, $992 in 2006, $42,576 in 2008,
     $55,501 in 2011, and $75,380 in 2012.


4.   Fees, Expenses and Related Party Transactions
     ---------------------------------------------
     The Fund and its Portfolios have retained a related company, Union Investment Advisors, Inc. (the Adviser) as the investment adviser for, and Union Bank & Trust Company (UBATCO) as the custodian of, the Fund's assets.

     Under the investment advisory agreement the Adviser is to receive fees for services rendered at the following advisory fee rates per annum of their average daily net assets of the Portfolios:

               Portfolio                      Annual Fee Rate
               -------------------------      ---------------
               Growth                             .75%
               Government Securities              .50%

     At a meeting held on September 15, 2003, the Fund's Board of Directors determined that the investment advisory agreements between the Fund and the Adviser for the Growth Portfolio and the Government Securities Portfolio dated October 30, 1992 and August 1, 1993, had terminated by their own terms. Those investment advisory agreements terminated because a majority of the Fund's independent directors were not present at the Board of Directors meeting held on July 20, 2001, at which the renewal of the agreements was approved, as required by the Investment Company

                               STRATUS FUND, INC.
                          Notes to Financial Statements

4.   Fees, Expenses and Related Party Transactions (Continued)
     ---------------------------------------------------------
     Act. At its meeting on September 15, 2003, the Board of Directors approved a new investment advisory agreement with the Adviser for the Growth Portfolio and the Government Securities Portfolio having the same terms as the prior advisory agreements. The Board of Directors further recommended that the shareholders of the Fund approve the new investment advisory agreement at a special shareholders meeting, as required by the Investment Company Act. Pending shareholder approval, fees payable to the Adviser under the new investment advisory agreement are being held in escrow by the Fund's custodian.

     The new advisory agreement was approved by shareholders at a meeting held on February 26, 2004. At a meeting held on July 23, 2004, the Board of Directors authorized the payment to the Adviser of advisory fees for the period September 1, 2003 through February 26, 2004, that had been held in escrow.

     The Fund and each of its Portfolios have retained Adminisystems, Inc. (the Administrator) to act as their transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. The Administrator is a related party to the Fund. The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets.

     The Fund has selected Nelnet Capital, LLC formerly known as UFS Securities, LLC (the Distributor), a company related through common management to the Adviser and UBATCO, to act as the underwriter and distributor of the fund's shares. Retail shares for the Growth portfolio include a maximum sales charge of 4.5%. Retail shares for the Government Securities portfolio include a maximum sales charge of 3.0%. For sales of both Portfolios of $50,000 or more, the sales charge is reduced. Pursuant to a shareholder approved distribution plan under Rule 12b-1, Retail shares of each portfolio compensated the distributor for distribution of the Portfolio's Retail shares, in an amount not to exceed .50% per annum of the average daily net assets of the Portfolio's Retail shares. At its meeting held on September 15, 2003, the Board of Directors determined that the distribution plan had terminated by its own terms because a majority of the Fund's independent directors were not present at the Board of Directors meeting held on July 20, 2001, at which the continuation of the distribution plan was approved, as required by Rule 12b-1. Distribution payments were paid into escrow after September 1, 2003, pending shareholder approval of a new distribution plan. The new distribution plan was not approved at the shareholders meeting held on February 26, 2004. The distribution payments held in escrow were then returned to the Fund and no further payments have been made to the Distributor pursuant to Rule 12b-1. The Distributor received $1,393 and paid out $1,176 of this amount as commissions and dealer reallowances. Institutional shares for both portfolios are not charged sales charges or 12b-1 fees.

                               STRATUS FUND, INC.
                          Notes to Financial Statements

4.   Fees, Expenses and Related Party Transactions (Continued)
     ---------------------------------------------------------
     Under the terms of the advisory, administrative and distribution agreements outlined above, the Portfolios collectively incurred $681,070; $273,567 and $1,361 for such services. All of the amount paid to the Distributor was to Union Bank & Trust Company under a Dealer Service Agreement.

     At June 30, 2004, the following accrued investment advisory and administrative fees were payable to the Adviser and Administrator.

                                   Payable to      Payable to
                                     Adviser      Administrator      Total
                                     -------      -------------      -----
     Growth Portfolio                $34,751       $ 11,584        $46,335
     Government Securities Portfolio  21,383         10,691         32,074

     In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios used Nelnet Capital, LLC, to effect security trades on their behalf. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transactions in selecting brokers to effect trades.

     At June 30, 2004, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held the following in each Portfolio:

                                                             Shares      Value
                                                             ------      -----

        Growth Portfolio Institutional Class                 440,282  $6,291,636
        Growth Portfolio Retail Class                           -          -
        Government Securities Portfolio Institutional Class  392,197   3,882,755
        Government Securities Portfolio Retail Class            -          -

     At June 30, 2004, UBATCO held, in nominee name, the following in each
     Portfolio:

                                                             Shares     Value
                                                             ------     -----
        Growth Portfolio Institutional Class               3,977,268 $56,835,160
        Growth Portfolio Retail Class                         45,642     643,100
        Government Securities Portfolio
           Institutional Class                             5,293,222  52,402,902
        Government Securities Portfolio Retail Class           4,369      43,254

                               STRATUS FUND, INC.
                          Notes to Financial Statements

5.   Securities Transactions
     -----------------------
     Purchases of securities and proceeds from sales were as follows for each
     Portfolio:

                                                                    Proceeds
                                    Purchases      Proceeds       From Calls
                                    Of Securities  From Sales     & Maturities
                                    -------------  ----------     ------------

     Growth Portfolio                $26,312,074   $28,495,554     $     -
     Government Securities Portfolio  27,694,306     8,477,128     12,505,000

     At June 30, 2004, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation of securities in each Portfolio were as follows:

                                                        Aggregate Gross
                                                           Unrealized
                                                           ----------
                                                   Appreciation   Depreciation
                                                   ------------   ------------
      Growth Portfolio                             $11,845,926     $1,072,040
      Government Securities Portfolio                  539,091        404,090


6.   Capital Share Transactions
     --------------------------
     The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share.

     Transactions in the capital stock of each Portfolio for the year ended June 30, 2004 were as follows:

                                                 Growth              Growth
                                                Portfolio           Portfolio
                                           Institutional Shares   Retail Shares
                                           --------------------   -------------
         Transactions in shares:
           Shares sold                            588,990             4,799
           Shares redeemed                       (608,266)          (10,232)
           Reinvested dividends                       129                 3
                                              ------------        ----------
           Net decrease                           (19,147)           (5,430)
                                              ============        ==========

             Transactions in dollars:
            Dollars sold                      $ 7,856,702         $  63,532
            Dollars redeemed                   (8,055,989)         (136,962)
                Reinvested dividends                1,791                38
                                              ------------        ----------
                Net decrease                  $  (197,496)        $ (73,392)
                                              ============        ==========

                               STRATUS FUND, INC.
                          Notes to Financial Statements

6.    Capital Share Transactions (Continued)
      --------------------------------------

                                          Government            Government
                                     Securities Portfolio   Securities Portfolio
                                     Institutional Shares      Retail Shares
                                     --------------------      -------------
         Transactions in shares:
            Shares sold                  1,727,974                   295
            Shares redeemed             (2,312,043)              (20,158)
            Reinvested dividends           120,481                   324
                                      -------------            ----------
            Net decrease                  (463,588)              (19,539)
                                      =============            ==========

         Transactions in dollars:
            Dollars sold             $  17,460,459                $2,987
            Dollars redeemed           (23,345,618)             (204,163)
              Reinvested dividends       1,211,971                 3,266
                                      -------------            ----------
            Net decrease              $ (4,673,188)            $(197,910)
                                      =============            ==========


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